Exhibit 99.1 OUTPERFORM TODAY. TRANSFORM TOMORROW. Investor Day 2023 A T L A N T A , G A 1 2 . 0 5 . 2 3

Welcome and Opening Remarks HEATHER KOS • SVP, Investor Relations I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 2

Safe Harbor and Non-GAAP Financial Measures Cautionary Notice Statements in this presentation and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. All forward-looking statements are based upon currently available information and the Company’s current assumptions, expectations and projections about future events. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are by nature inherently uncertain, and actual results or events may differ materially from the results or events described in the forward-looking statements as a result of many factors. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control or may be currently unknown to the Company, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s growth strategies, including acquisitions, organic growth and digital strategies, or the dependence of the Company’s revenues and operating results on, among other things, the homebuilding industry and, to a lesser extent, repair and remodel activity, which in each case is dependent on economic conditions, including inflation, interest rates, consumer confidence, labor and supply shortages, and also lumber and other commodity prices. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and may also be described from time to time in the other reports the Company files with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. Use of Non-GAAP Financial Measures This presentation includes financial measures and terms not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We believe these non-GAAP measures provide investors with a better baseline for modeling our future earnings expectations. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Our calculations of adjusted net income, adjusted net income per share, adjusted EBITDA, free cash flow and net leverage are not necessarily comparable to similarly titled measures reported by other companies. The company provided detailed explanations and reconciliations of these non-GAAP financial measures in the earnings release included in its Form 8-K filed with the Securities and Exchange Commission on November 1, 2023. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 3

Today's Agenda

8:30 AM **Welcome and Opening Remarks**
HEATHER KOS • SVP, Investor Relations

Differentiated, Established Market Leader
DAVE RUSH • President & Chief Executive Officer

Driving Operational Excellence: Winning Together as
STEVE HERRON • Chief Operating Officer

Delivering Sustainability While Continuing to Build Our High-Performing Culture
TIM JOHNSON • EVP, Legal, Safety & ESG
AMY BASS MESSERSMITH • Chief People Officer

Q&A

10:00 AM **Break**
In-person Attendees: Digital Product Demonstrations Available

10:10 AM **Elevating Commercial Excellence**
MIKE FARMER • President, Commercial Operations

Accelerating Industry-Leading Digital Offerings
TIM PAGE • EVP, Digital Solutions

Financial Excellence and Long-Term Targets
PETER JACKSON • Chief Financial Officer

Closing Remarks
DAVE RUSH • President & Chief Executive Officer

Q&A

11:30 AM **Depart for Automated Truss Facility Tour**[1]

[1] Boxed lunches to be provided for in-person attendees.

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Differentiated, Established Market Leader DAVE RUSH • President & Chief Executive Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 5

Key Messages

1 **Creating opportunity by addressing builder problems and delivering value-added products and solutions across cycles**; strong track record and experienced management team

2 **Investing for growth through new digital innovations and building science** that will deliver greater efficiency across homebuilding and enhance product and service offerings

3 **Leveraging robust FCF generation** from resilient business model and broad product portfolio to fuel **disciplined capital deployment**

4 Executing our profitable growth strategy and **compounding long-term shareholder value**





* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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Builders FirstSource Snapshot (NYSE: BLDR) KEY STATS NATIONAL REACH. LOCAL EXPERTISE. Irving, TX ~$16.5B ~30K $16.8 – 17.1B $2.7 – 2.8B $1.8 – 2.0B 1 2 2 2 2 Headquarters Market-Cap Employees Net Sales Adj. EBITDA FCF ~51% Value-Added 20% Product Mix 24% 24% Product 2023E Net Sales End Locations: 13% Category Market Truss 67% Breakdown Millwork 25% 27% Yard ~570 89 48 43 Specialty Building Products & Services Single-Family Locations of Top 100 of Top 50 States Lumber & Lumber Sheet Goods Multi-Family (>280 Value-Added MSAs Served MSAs Served Served Manufactured Products Repair & Remodel / Other 3 Product Operations ) Windows, Doors & Millwork Largest U.S. Supplier of Building Products, Prefabricated Components, and Value-Added Services to the Professional Builder 1 2 3 Source: FactSet as of 11/17/2023. 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. Includes components (truss & wall panel) and millwork operations. * Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 7

Company History – Respect the Past, Embrace the Future

1998
Builders' Supply & Lumber Co. acquired by JLL Partners

2005
Commenced IPO of Builders FirstSource on Nasdaq

2008 – 2011
Successfully navigated Great Recession and housing market collapse

2012
Exceeded $1B in revenues for first time in 5 years

JUL 2015
Builders FirstSource acquired ProBuild, creating a national professional dealer with ~400 locations across 40 states

DEC 2015
Stock Building Supply completed merger with BMC, to form BMC Stock Holdings

JAN 2021
BFS and BMC merge, creating nation's premier supplier of building materials and services, operating ~550 locations across 40 states

JULY 2021
Completed listing transfer to **NYSE**

AUG 2021
Acquired WTS Paradigm, a software solutions and services provider for the building products industry – major step in digital journey

SINCE 2021 INVESTOR DAY
14 Tuck-in Acquisitions to further expand national reach and capabilities

Continuing to Take Transformative Actions to Accelerate Our Lead

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Our Mission, Vision, and Values

MISSION

To be the best supplier of building materials and services by having a people-first culture, exceptional customer service, and innovative solutions that create superior value for stakeholders



VALUES

At the center of everything we do – from the boardroom to the jobsite, they define the Builders FirstSource culture and guide our priorities, decisions, and actions with a focus on S.P.I.C.E.

SAFETY	PEOPLE	INTEGRITY	CUSTOMERS	EXCELLENCE
We make safety our top priority	We lead with a people-first culture	We are honest and reliable	We deliver exceptional customer service	We challenge the status quo

VISION

To make the dream of home ownership more achievable for everyone, positioning Builders FirstSource as the most valuable partner in the industry



Outperform Today. Transform Tomorrow.

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Since 2021 Investor Day, We Continue to Transform the Homebuilding Industry



Key Accomplishments

- Delivered organic sales growth and margin expansion
- Drove strong M&A execution and track record
- Accelerated digital transformation

Transformative Actions Underway

- Diversifying value-added products and services
- Evolving and improving product mix with a focus on digital tools and capabilities
- Investing in manufacturing automation ($130M since 2020) to drive operational excellence and address labor challenges

Continued Leadership Focus

- Support BFS' exceptional leadership team with an average of >30 years industry experience per field leader, providing deep bench strength
- Foster commercial and operational excellence
- Drive continued growth of value-added solutions, driving sustained double-digit Adjusted EBITDA margins with less reliance on lumber
- Maintain fortress balance sheet and compound value through disciplined capital allocation

Consistent and Clear Strategy to Compound Shareholder Value

* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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Well-Positioned for Above-Market Growth in the Future 1,2 $16.8-17.1B BLDR 2023E Revenue Total Addressable Market ( % BLDR Share) Positive Momentum and Clear Path Toward Additional Share Gains Driven by Growing wallet share with 1 existing customers ~11% ~1% ~2% ~$110B ~$140B 2 Expanding product offerings 3 ~$175B Single-Family Multi- 5 R&R U.S. New Construction 4 Family Building Materials Increasing value-added products 3 Capturing market share in 4 under-penetrated geographies 13% 13% 5 Delivering our digital solutions 67% 2023E Revenue 2023E Revenue 2023E Revenue 1 2 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. Percent of 2023E Revenue will not foot to 100% for Single-Family, Multi-Family and R&R because Other is not included. 3 Source: TAM generated using U.S. Census, Dodge, HIRI, and Company estimates of all building materials and not just the products that we sell; ~$134k assumed materials cost per home based on 4 5 Company estimates as of November 2023. Share is based on TTM September 2023 Company sales. Source: DODGE; TTM estimate as of November 2023. Source: HIRI estimate for Professional Repair & Remodel; TTM estimate as of November 2023. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 11

Long-Term Housing Tailwinds Remain Supportive



Housing Starts (000s)
Housing Starts
Cumulative Underbuilt Homes
Underbuilt by ~1.7M – 3.5M Homes Since 2010
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E



YoY Growth in Households (000s)
By 2022 Population Estimates, Only 10.4% of the Cohort Aged 25-34 Are Homeowners
20-year Average
2,550
2,150
1,750
1,350
950
550
150
(250)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022



Annual Average Rate on 30-year Fixed-Rate Mortgages (%)
25-year Average
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023[1]

Demographic and Economic Factors

- Homes have been underbuilt by ~1.7M – 3.5M since 2010, creating a long-term tailwind
- Current interest rates are elevated relative to historical averages, delaying household formation
- Existing home inventory for sale at a historic low, driving home buyers to new build
- Strong case for housing to have room to run if we can be more efficient as an industry

Source: U.S. Census and MortgageNewsDaily, Evercore ISI Research, management estimates. [1] As of 11/17/2023 the 30YR FRM was 7.37% sourced from MortgageNewsDaily.com.

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Our Sustainable Competitive Advantages

PEOPLE

- Hire, train, and retain best people in industry through talent leadership programs, including BFS University
- Promote from within: >2,000 internal promotions since 2021 Investor Day
- Leverage systems, processes, and tools for continuous improvement
  - Rigorous talent and succession planning
  - Development plans for key talent
  - Train and develop at all levels

SCALE

- Remain focused in top MSAs – currently serving 89 of top 100 MSAs
- Gain share in underserved markets through tuck-ins
- Maximize capacity utilization

PRODUCT

- Focus on value-add to address customer needs (e.g., cycle time, labor, availability, and quality)
- Capitalize on automation investments for efficiency advantage in offsite fabrication
- Leverage unique capabilities to provide turnkey solutions

DIGITAL

- Continue to lead the industry in developing digital solutions to solve builder pain points
- Win through value pricing, industry-leading logistics, labor-saving solutions, and innovative tools
- Enhance myBLDR.com
- Gain share of wallet through Digital strategy

Innovation Enhances Scale for End-to-End Solutions

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Our -TEAM Operating System Continues to Drive Strategic Growth Priorities

Building People

Experienced field leadership and management working to develop the next generation of talent supported by a strong, inclusive culture and values-driven approach

Building Excellence

Drive >$100M in annual efficiencies through our scale, continuing to invest in automation and process improvement, and leveraging the largest sales organization and offsite manufacturing network in the industry

Building Growth

Grow our business by continuing to invest in value-added products and digital innovations to help address our customers' pain points and deliver greater efficiency across homebuilding



-TEAM
OPERATING SYSTEM
BUILDING PEOPLE
BUILDING EXCELLENCE
BUILDING GROWTH
Team Engagement
Operations Excellence
Cost Productivity
Commercial Excellence
Mergers & Acquisitions
Innovation
Core Growth
Environmental Safety
Training & Development

Delivering Superior Value through Operational Excellence

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Clear Strategic Pillars Driving Long-Term Profitable Growth


Organic Growth of Value-Added Products and Services
Invest in Innovation and Drive Operational Excellence
Continue to Build Our High-Performing Culture
Disciplined Capital Allocation

Continuing to Compound Value Creation with Strong Execution

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Significant Upside Potential in Value-Added Products and Services

- **Accelerate Market Penetration**
  - Capture Single-Family potential, especially in underserved regions and product categories
  - Grow Multi-Family and pro-remodeling segments in targeted markets
- **Offer Innovative Solutions for Customer Labor Challenges**
  - Increase offsite assembly, other innovative solutions, and jobsite productivity, while fueling our profitable growth; strong tailwind to our manufactured products
- **Deploy Capital to Grow and Increase Value-Added Solutions**
  - **Truss & Panel:** Well-positioned facilities allow us to respond to market demand
  - **Millwork:** Add capacity in key markets to meet growing demand
  - **READY-FRAME®:** Expand our geographic scale from coast to coast
- **Continue to Pursue Solutions Across the Value-Added Continuum**




READY-FRAME



Now → Future

OFFSITE FAB > INSTALL > TURNKEY > SHELL > MODULAR

Evolving Further Along the Value-Added Continuum is Essential in Our Long-Term Strategy

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Future Opportunity – Focused Investment in Building Science Path to Success ▪ Partnering with key customers and intentionally engaging with cutting-edge homebuilding products and technology ▪ Investing in promising early-stage technologies provides opportunities to leverage our market-leading distribution platform in exchange for a financial or ownership interest ▪ Utilizing dedicated internal resources to conduct our own research into new building materials, tools, and methodologies keeps us ahead of potential threats and opportunities Continue to Lead the Homebuilding Industry with Cutting-Edge Innovation I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 17

Commitment to Operational Excellence and Innovation

Create Value through Continuous Improvement Initiatives

Scale and Integration
- PIM and SKU Consolidation
- Strategic Centralization

Technology and Digital
- ERP and MDM
- Automation
- Nex Gen: ML, AI

Process Improvement
- Planning and Sourcing
- Back-office Efficiency
- Operating Metric benchmarking
- Playbooks / SMEs

Innovation and Efficiency are Key Differentiators

- Investment in value-added solutions
- Leader in truss automation
- Customer service tracking
- Pricing and cost harmonization
- Automation
- Delivery optimization
- ~$275M[1] of cumulative productivity savings



Investing in Innovation and Enhancing Digital Solutions for Our Customers

Note: PIM: Product Information Management, ML: Machine Learning, AI: Artificial Intelligence, MDM: Master Data Management. [1] Represents sum of $123M of 2022 productivity savings and expected 2023 productivity savings at the midpoint.

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Continuing to Build Our High-Performing Culture

Key Focus Areas

- Promote career growth through **enhanced leadership development programs** and proprietary courseware
  - ~20,000 professional development and leadership training classes completed since 2021 Investor Day
- Roll out **improved work/life benefit solutions** that meet the needs of our workforce
- **Strengthen talent acquisition** through:
  - Enhanced talent acquisition partnerships
    - Building Talent Foundation, military and veteran associations, Historically Black Colleges & Universities (HBCUs), vocational and training programs
    - Sponsorship of HBS Women in Hardware




Builders FirstSource

A Culture Focused on Building Leadership and Careers

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Accelerating Our ESG Journey


Environmental

Focus on Green, Sustainable Building – “Green Works”

- Leader in offsite manufacturing
  - Independent study[1] confirms value creation of components vs. traditional stick frame – faster, less waste, and safer


Social

Commitment to Safety and Giving Back to Communities in Which We Live and Work

- Ensuring safety remains core to our culture
  - “Drive to Zero” program
  - Management incentives tied to safety
  - >10% annual RIR[2] reduction
- Giving back to communities we serve by fostering volunteer opportunities for our team members


Governance

Disciplined Pursuit of Long-Term Stakeholder Value Creation

- Seasoned board comprised of industry business leaders
  - 90% independence (100% non-employee director independence)
  - Fully engaged with diverse, effective skillset

Key ESG Accomplishments

- ✓ Launched inaugural ESG report in May 2022 and released latest report in May 2023
- ✓ Disclosed our Scope 1 and Scope 2 greenhouse gas emissions for the first time in 2023
- ✓ **~30%** RIR[2] reduction across the company in 2023
- ✓ **>90%** sustainable forestry certified vendors
- ✓ **~33** average hours of training per leader
- ✓ **>$4M** charitable contributions in 2023

Remain Committed to Making a Positive Impact

Source: 2023 CSR Report and company data. [1] SBCA *Framing the American Dream* study. [2] Recordable Incident Rate.

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Experienced Leadership Team Focused on Execution



Dave Rush
Chief Executive Officer



Peter Jackson
Chief Financial Officer



Steve Herron
Chief Operating Officer



Amy Bass Messersmith
Chief People Officer



Tim Johnson
EVP, Legal, Safety, and ESG



Tim Page
EVP, Digital Solutions



Mike Farmer
President, Commercial Operations



Mike Hiller
President, Central Division



Scott Robins
President, West Division



Mike McCrobie
President, East Division



Joe Barnes
EVP, Sourcing & Supply Chain



Jami Beckmann
SVP, Chief Accounting Officer



Heather Kos
SVP, Investor Relations

Energized Management Team Driving Positive Momentum

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Experienced and Diversified Board of Directors



Paul Levy
Director & Chairman
Managing Director, JLL Partners, Inc.
Joined: 1998



Mark Alexander
Founder, Chairman, & CEO, Landmark Property Group
2021



Cory Boydston
Former CFO, Ashton Woods USA LLC
2021



Dirkson Charles
Founder and CEO, Loar Group, Inc.
2022



Cleveland Christophe
Former President, US&S, Inc.
2005



William Hayes
Former EVP, CFO, & Treasurer, LabCorp
2019



Brett Milgrim
Co-Chairman, Loar Group, Inc.
1999



James O'Leary
Chairman, Kinematics Manufacturing Company
2021



Dave Rush
CEO, Builders FirstSource
2022



Craig Steinke
CEO and Director of Service Logic, LLC
2006

Skills Matrix

Skill	%
Business Development / M&A	100%
Finance	90%
Public Company Director	80%
Operational Excellence	70%
Leadership Experience	70%
Industry Experience	60%

Board Attributes

90%
Independence

63.6 Years
Average Age

9.5 Years
Average Tenure

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Disciplined Capital Allocation 1 2022-2023E Capital Deployed: $6.1B Consistent Capital Allocation Priorities $0.8B 1. Maintain Strong Balance Sheet $0.9B ▪ Target Base Business leverage ratio of 1.0x to 2.0x 2. Organic Growth ▪ Drive productivity and growth with growth investments $4.4B 3. Inorganic Growth ▪ Pursue margin accretive deals with strategic, tuck-in M&A 4. Return Capital to Shareholders Cumulative (Since 12/31/21) ▪ Continue opportunistic share repurchases Share Repurchases Tuck-in M&A Organic Growth 2 Deployable Capital Goal of $5.5B to $8.5B from 2024E to 2026E 1 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. 2 Deployable capital includes Organic Growth, which is inclusive of capital expenditures. Target assumes 1.0x to 2.0x Base Business leverage ratio. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 23

Our Digital Platform to Fuel Long-Term Growth

Digitizing Homebuilding and Materials Sourcing

~$110B

SINGLE-FAMILY HOMES[1] – U.S. NEW CONSTRUCTION BUILDING MATERIALS (TTM Sept. 2023)

- Providing digital solutions to solve builder pain points
- Being a key player in emerging digital homebuilder space
- Generating pull through sales opportunities

DIGITAL INNOVATIONS INDUSTRY LEADER



1. Faster, More Accurate and Complete Materials List



2. Increased Design Functionality with Supply Chain Integration



3. Greater Control for Homebuilders and Other Project Participants

SHARE GROWTH ACCELERATOR

On Track to Deliver $1B of Revenue Growth from Incremental Sales by 2026

[1] Source: TAM generated using U.S. Census, Dodge, HIRI, and Company estimates of all building materials and not just the products that we sell; ~$134k assumed materials cost per home based on Company estimates as of November 2023. Share is based on TTM September 2023 Company sales.

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New 2026E Base Business Targets

	2021-2025E Targets *(Announced at Dec. 2021 Investor Day)*	PROGRESS TO DATE[1]	2024E-2026E TARGETS
Revenue	~10% CAGR	~3% CAGR	**~9% CAGR**
Adj. EBITDA	~15% CAGR	~13% CAGR	**~12% CAGR**
Adj. EBITDA Margin	~50 bps Expansion Annually	~115 bps Expansion Annually	**~30 bps Expansion Annually**
Adj. EPS	~30% CAGR	~45% CAGR	**~17% CAGR**



Deployable Capital[2] of $5.5B to $8.5B from 2024E to 2026E

[1] Through 2023E. [2] Deployable capital includes Organic Growth, which is inclusive of capital expenditures. Target assumes 1.0x to 2.0x Base Business leverage ratio.
* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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Driving Operational Excellence: Winning Together as STEVE HERRON • Chief Operating Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 26

Driving Operational Excellence: Winning Together as STEVE HERRON • Chief Operating Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 27

Key Messages Building our people with a deep focus on safety, 1 talent development, training, and retention to maximize customer service Building excellence through clear operational and 2 productivity improvement initiatives to deliver innovative products and services addressing customer needs Building growth with an emphasis on organic growth 3 initiatives and select, disciplined tuck-in acquisitions I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 28 28

Building People


Team Engagement
Training & Development
BUILDING PEOPLE
-TEAM

SAFETY

Continuously driving safety initiatives to full integration within our culture

- Incentive structure tied to safety results

Industry-leading safety protocols and track record

~30% YoY reduction in RIR in 2023

~55% of locations are 365 days incident free

TRAINING

Consistent onboarding and new team member training

Implemented **leadership development program**

>100 high potential leaders identified

Launched manager / sales-in-training programs

ENGAGEMENT

Tracking team member engagement annually

~5% YoY Engagement improvement goal

Disciplined annual review process focused on employee development path



Commitment to Safety and Development of High-Performing Workforce

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Building Excellence

OPERATIONS EXCELLENCE

Producing highest quality products to drive customer satisfaction

Improved on-time delivery 90%

Improved in-full performance 96%

COST PRODUCTIVITY

Continuous improvement mindset

- **Technology (e.g., digital and automation)** aimed at continuously improving the construction process
- **Driving greater discipline** with LEAN principles
- **Advancing belt certifications** through clear training program

COMMERCIAL EXCELLENCE

Fully integrated sales team to best serve customers; incentives aligned to growth strategy

Leveraging best practices and scale with a structured approach to continually provide solutions for customers

Creating "playbooks"

Capture significant **growth opportunity** in install


TEAM
Operations Excellence
Cost Productivity
Commercial Excellence
BUILDING EXCELLENCE
BUILDING PEOPLE
BUILDING GROWTH

Driving Steady Improvements within Operations to Generate Strong Annual Productivity Savings

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Case Study | Optimizing Footprint to Lower Costs and Leverage Scale…


N-TEAM
Operations Excellence
BUILDING EXCELLENCE
Cost Productivity
Commercial Excellence
BUILDING GROWTH
BUILDING PEOPLE
Innovation

Background

Merger with BMC

- #1 player in vibrant, highly competitive **Atlanta market**
- Combined company was operating with 12 distribution yards, 4 truss plants, and 4 millwork plants

Operational Excellence in Action

- Consolidated 3 distribution yards due to general overlap – Minimal impact to growth capacity
- Consolidated 2 component plants; invested in automation to retain and increase growth capacity
- Invested in new state-of-the-art millwork plant, while closing a smaller, sub-optimal site – new site advantages:
  - Increases growth capacity and efficiencies via optimized layout
  - Shifts lumber re-load from 3rd-party vendors to internal control

Results

$2.5M-$3.0M
Annual Overhead Cost Reduction

>15%
Increase in Truss Direct Labor Efficiencies

15%
Working Capital Days Reduction

…While Retaining Growth Capacity

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Supply Chain Optimization Efforts

COST MANAGEMENT

- Executing opportunities to utilize our scale and achieve lower landed cost by:
  - Shifting a higher percentage of moulding mix from domestic distribution to import (>$15M for 2023E)
  - Reducing inbound shipping costs by establishing in-house freight management capabilities and tools (>$4M for 2023E)

CATEGORY MANAGEMENT

- Maximizing spend with the right supply partners
- Standardizing SKUs for greater efficiency
- Improving industry-best millwork lead times (e.g. JIT program for the Dallas market)

RISK MITIGATION

- Aligning costs to revenue and driving consistently higher margins
- Protecting costs during long selling cycles
  - Multi-Family can take 9-18 months vs. normal 2-4 months selling cycle for Single-Family



TEAM
BUILDING EXCELLENCE

Leveraging Our Scale to Have the Industry Best Cost Position

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Delivering Productivity through Targeted Initiatives


Operations Excellence
Cost Productivity
Commercial Excellence
BUILDING EXCELLENCE
BUILDING PEOPLE
BUILDING GROWTH
Team Engagement
Innovation
Mergers & Acquisitions

ACHIEVEMENTS SINCE 2021 INVESTOR DAY

- **Productivity:** ~$275M[1] of cumulative productivity savings, exceeding our $100M annual target driven by improved procurement and SG&A efficiencies
- **Truss:** improved board foot per hour ~45%[2] since the BMC merger in January 2021
- **Millwork:** improved doors per hour by ~5% and increased overall Millwork capacity by 21% with the installation of 7 new high-speed door lines

Near-Term Efficiency Targets

- **Improve fleet utilization** with ~20% improvement in truck turnaround times
- **Reduce error rate** by 10% in order entry and manufacturing
- **Reduce inventory shrinkage** by 10% through specific kaizen events in component plants

Repeatable Playbook to Drive Strong Annual Productivity in Controllable Spend

[1] Represents sum of $123M of 2022 productivity savings and expected 2023 productivity savings at the midpoint of the guidance range.
[2] Adjusted to be on a same store basis.

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Building Growth

CORE GROWTH

Delivering an end-to-end digital platform to transform homebuilding, extending market leadership to drive revenue growth

Investing in value-added solutions to solve builder pain points, including labor availability and time to build

INNOVATION

Laser-focused on customer-centric innovation – partnering with our largest customers to create and deliver industry-leading product and labor solutions

- Truss Automation
- High Speed Door Lines
- Digital

M&A

Disciplined and prudent tuck-in M&A within a fragmented market to increase:

- Market strength
- Value-added product mix
- Coverage in desirable markets
- Customer stickiness through expanded reach and solutions


BUILDING GROWTH
Innovation

Building Profitable Growth through Organic and Inorganic Opportunities

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Capitalizing on Industry-Leading Value-Added Footprint



S-TEAM
BUILDING GROWTH
Innovation



~$130M
Truss Plant Investment Since 2020
120
Truss Plants
~4x the Size of Nearest Competitor

- **Current footprint and capabilities**
  - Components (truss & wall panels): >160 operations – *Added >30 new operations since 2021*
  - Millwork: >120 operations – *Added >25 new operations since 2021*
- **Fully integrated all truss plants** to serve both Single- and Multi-Family projects
  - Truss: Operating >725 setups: over 60% have some level of automation, including 4 setups with robotics
- **Remain committed to quality assurance** and **>280 value-added operations** as we continue to scale
- Continuing to **optimize plants with new equipment**
  - Truss: Upgrading 15 locations, including 3 robotic lines (2024)
  - Millwork: Upgrading 11 locations (2024)

Driving Best-in-Class, Lean Manufacturing

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Capturing Significant Growth Opportunity in Install Operations



X-TEAM
OPERATING SYSTEM
BUILDING PEOPLE
BUILDING EXCELLENCE
BUILDING GROWTH
Core Growth
Innovation
Mergers & Acquisitions

~$2.5B **2023E Install Sales** (~15% of Total Revenue)[1]

- **Value-added opportunity for both BFS and customers**
  - **Providing bundled solutions with labor as a service** to address customers' shortage of labor availability – crucial across all markets
  - **Offering multiple turnkey solutions for various residential construction sites** (e.g., apartment complexes, single-family homes, etc.)
- **Continuing to grow share in a down market** – labor sales up 45% YoY
- **Organic and inorganic growth opportunity**

Top Product Opportunities



MILLWORK



WINDOWS



FRAMING



SIDING

Install Capability in Approximately Two-Thirds of Our Markets – Opportunity to Further Grow

[1] Represents net sales from installation and construction services, including the impact from the materials installed.

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Key Takeaways

1

Building our people with a deep focus on safety, talent development, training, and retention to maximize customer service

2

Building excellence through clear operational and productivity improvement initiatives to deliver innovative products and services addressing customer needs

3

Building growth with an emphasis on organic growth initiatives and select, disciplined tuck-in acquisitions

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Delivering Sustainability While Continuing to Build Our High Performing Culture TIM JOHNSON • EVP, Legal, Safety & ESG AMY BASS MESSERSMITH • Chief People Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 38

Key Messages Driving a clear and differentiated ESG strategy 1 to outperform today and transform tomorrow Empowering customers with industry-leading solutions 2 to enable a sustainable future and drive profitable growth Building on our strong, inclusive culture and 3 values-driven approach to attract, retain and develop the best talent in the industry I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 39

ESG Strategic Framework

Customers
Provide innovative solutions for more sustainable operations

Operations
Operate effectively and efficiently to drive long-term value

Communities
Make a positive impact in the local communities we serve

Team Members
Foster a workplace where safety, careers, and diverse perspectives thrive

Industry Leader in Sustainability with Cleaner, Safer, and More Efficient Homebuilding Solutions

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Sustainably Innovating to Create Customer Value…

- **Leader in offsite manufacturing**
  - Addresses real customer needs, including labor availability and speed to build
  - Independent study confirms value creation of components vs. traditional stick frame
    - **Faster:** ~2.5x faster to build homes with components vs. stick framing[1]
    - **Less Waste:** ~25% less board footage per average US home (~14.5 cubic yards of less waste per home)[1]
    - **Safer:** reduces on-site cutting and ladder time[1]
  - Drives outstanding retention of customers
- **Increasing Digital innovations and adoption** will accelerate and expand the importance of offsite manufacturing
- **Investment in value-added solutions** remains a key pillar of our strategy, driving product and service innovation, differentiation, and growth opportunities
  - Focusing on organic growth of value-added components and solutions, which together will deliver strong sales CAGR with solid ESG benefits
  - Accelerating value-added through acquisitions; >$800M annual revenues in truss and millwork acquisitions since the BMC merger



…while Driving Sustainable Profitable Growth

[1] SBCA *Framing the American Dream* study.

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Operating More Sustainably with a Clear Focus on Our Environmental Impact

Committed to Sustainable Sourcing

- **Sourcing >90% of wood** from the Sustainable Forestry Initiative (SFI) and Forest Stewardship Council (FSC)
- Providing **Energy Star®** qualified windows and doors

Continuing to Reduce Our Environmental Footprint

- Implementing nationwide delivery routing system to maximize vehicle efficiency and minimize emissions
- Introducing alternative fuel vehicles
- Utilizing water-based paints to reduce hazardous waste risk
- Upgrading lighting to LEDs to save energy and reduce emissions
- Optimizing material usage and reducing construction waste by utilizing manufactured components and continually providing more efficient materials

>5.4M
Trees Saved Since 2019[1]

Commitment to Identifying Specific GHG Reduction Targets No Later Than 2025

Industry-Leader in Providing an Eco-Friendly Approach to Homebuilding

[1] Source: Independent third-party study on lumber reduction from READY-FRAME® and SBCA *Framing the American Dream* study. Internal calculation based on production data for Builders FirstSource READY-FRAME® precut framing packages, roof and floor trusses since January 1, 2019.

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Dedicated to Serving Our Local Communities

BFS Cares

Created to help team members facing financial hardship immediately after a natural disaster or unforeseen personal hardship

- Provides a tax-free grant ranging from $500 – $5,000 collected from individual team member donations and support from the company
- Since 2017, over 1,300 grants totaling ~$900,000 have helped team members during times of financial hardship

Enduring Partnership with LLS

17 years of support

$11M raised for LLS through 2023

#1 National fundraising team

LEUKEMIA & LYMPHOMA SOCIETY®



Established BFS Foundation to Enhance Charitable Efforts

Additional Charitable Partnerships

American Red Cross | CARRY THE LOAD – WHO ARE YOU CARRYING? | GARY SINISE FOUNDATION | Habitat for Humanity® | HomeAid America

On Track to Deliver Over $4M in Charitable Giving in 2023

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Continuing to Build Our High-Performing Culture AMY BASS MESSERSMITH • Chief People Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 44

Industry-Leading Approach to Talent Development Drives Competitive Differentiation WE’RE A WE MAKE PEOPLE FIRST A LOCAL TEAM. IMPACT. WE GROW WE GIVE CAREERS BACK. FROM WITHIN. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 45

Attracting Top Talent and Team Member Retention and Development

WE ARE A VALUES-DRIVEN ORGANIZATION

SAFETY
We make safety our top priority

PEOPLE
We lead with a people-first culture

INTEGRITY
We are honest and reliable

CUSTOMERS
We deliver exceptional customer service

EXCELLENCE
We challenge the status quo

DEFINED CLEAR CAREER PATHS

- **Established -TEAM University**
  - High-potential and emerging-leader classes
- **Supported processes** that inform all aspects of the team member experience
  - Attraction
  - Onboarding
  - Development
  - Succession
  - Bench planning / offboarding

ELEVATED TOTAL REWARDS

- Formalized **compensation philosophy, pay grades, and job levels**
- Aligned **short and long-term incentive** approaches, organizational structure, and support
- Detailed review of **benefit plan designs and programs**
- **Established Team Member Services** to ensure responsiveness and timely issue resolution

DROVE A CULTURE OF ENGAGEMENT

- Developed and articulate a differentiated **employee value proposition (EVP)**
- Executed **engagement survey action plans**
- Embedded **respect and inclusiveness into every touchpoint** of the team member experience



>2K internal promotions

~20K leadership training classes completed

SINCE 2021 INVESTOR DAY

A Culture Focused on Creating a Better Future

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-TEAM University: Our All-Encompassing Learning Platform

-TEAM UNIVERSITY

Extensive on-the-job training for all team members

>47K Total annual online training hours for all team members in addition to on-the-job training


LEADING ORGANIZATIONS
LEADING TEAMS
LEADING OTHERS
LEADING SELF

>46K Total annual in-person training hours for leaders

~33 Average hours of training annually per leader

Fully Committed to the Continuous Professional Development of All Team Members

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Signature Programs Reinforce Authenticity of Employee Value Proposition






WE'RE A PEOPLE FIRST TEAM.

- World-Class Safety Culture
- First Team Recognition
- Enhance Work & Life Benefits

WE GROW CAREERS FROM WITHIN.

- -TEAM University
- Leadership Development
- Differentiated Career Paths

WE MAKE A LOCAL IMPACT.

- Feedback Driven Engagement Surveys
- Best Practice Councils
- Local Employee Resource Groups
- -TEAM Operating System

WE GIVE BACK.

- BFS Cares
- Leukemia & Lymphoma Society
- Expanded Military Connections
- Local Community Causes & Volunteer Day

BUILT FOR MORE

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Key Takeaways 1 2 3 Building on our strong, Driving a clear and Empowering customers inclusive culture and differentiated ESG with industry-leading values-driven approach strategy to outperform solutions to enable a to attract, retain, and today and transform sustainable future and develop the best talent tomorrow drive profitable growth in the industry I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 49

Q&A I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 50

BREAK I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 51

Elevating Commercial Excellence MIKE FARMER • President, Commercial Operations I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 52

Key Messages

1 **Leveraging largest sales organization and offsite manufacturing network** in industry to deepen customer relationships and drive long-term revenue growth

2 **Improving data-driven sales process** with continuous improvement mindset to elevate commercial excellence

3 **Strengthening relationships with homebuilders** to solidify industry leadership and capture incremental market share





-TEAM
OPERATING SYSTEM
BUILDING PEOPLE
BUILDING EXCELLENCE
BUILDING GROWTH
Team Engagement
Training & Development
Safety Environment
Operations Excellence
Cost Productivity
Commercial Excellence
Core Growth
Innovation
Mergers & Acquisitions



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Our Sales Organization is a Competitive Advantage

Key Stats

~1,850
OUTSIDE SALES REPRESENTATIVES

~1,950
INSIDE SALES REPRESENTATIVES

~115K
CUSTOMERS SERVED

~90%
CUSTOMER RETENTION

~85%
CUSTOMERS BUYING 2 OR MORE CATEGORIES

Industry-Leading Sales Organization
>13 years average tenure of our Outside Sales Team

Solving Builder Pain Points by Leveraging Our Network of Value-Added Components
>160 component (truss & wall panel) operations today

Clear Sales Incentives Aligned with Long-Term Profitable Growth
>95% of sales team members are commission based

Diversified Customer Base
Largest customer is ~5% of sales, which minimizes reliance on any one customer



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Commercial Excellence is Core to Long-Term Growth

Sales Ops
Leading software enables greater customer visibility, system controls to reduce overrides, optimized market coverage

Value-Based Selling
Fully integrated sales force helps solve customer pain points and supports margin expansion

Market Pricing
Mature pricing process, promoting pricing excellence, best practices, and national deal support

Sales Analytics
Customer profitability, margin transparency and pricing support, focus on customer value

Category Management
Supplier partnership and negotiating, cost transparency and timely pass through


Commercial Excellence

Data-Driven Process to Further Enhance Commercial Excellence

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Building a Culture of Sales Excellence

Actions

- Leveraging largest customer data set in homebuilding industry
- Driving deeper understanding of customer-level profitability
- Exploring early-stage AI opportunity to empower sales force effectiveness



Sales Analytics
Value-Based Selling
Sales Operations
Market Pricing
Category Management
Sales and Pricing Excellence
Proactive Market Management

Benefits

- Share gains, including new customer wins, increased wallet share, and stickiness
- Partner with customers to improve efficiency and reduce cycle times
- Faster and better-informed decisions

Supporting Industry's Largest Sales Force with the Industry's Best Data and Analytics

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Taking Proactive Steps to Enhance Pricing and Returns

Actions

- Driving pricing consistency within markets
- Using data to drive better relationships with suppliers
- Helping local teams understand cost and profitability drivers



Sales Analytics
Value-Based Selling
Sales Operations
Market Pricing
Category Management
Sales and Pricing Excellence
Proactive Market Management

Benefits

- Improved gross margin profile with value-added mix
- National customer alignment with local market needs
- Shift from “gatherer” to “hunter” mindset

Optimizing Growth and Margins through Enhanced Focus on Pricing Management

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Strengthening National Builder Relationships to Grow with Our Partners

National Builders Demonstrating Resilience in Current Market

- Leveraging strong balance sheets and cash flow to manage through market slowdown
- Buying down rates and negotiating forward contracts to keep building process moving ahead
- Capitalizing on market disruption to grow market share

Expanding Relationships

Continuing to build our footprint and strengthen national presence

Leaveraging Scale & Product Portfolio

Partnering with our customers to help address labor challenges

Leading with Value-Added Solutions

Providing customer-centric solutions that drive efficiency, reduce waste, and improve cycle times

Acting Nationally to Grow Locally

Centralizing administration to allow local teams to focus on serving customers more effectively

Building a Growing Franchise to Support Largest Customers While Expanding Margins

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Commercial Excellence in Action

SOLVING PAIN POINTS FOR CUSTOMERS

We are the easiest to do business with given our product expertise and portfolio, footprint, and tenured sales team members

Creating value for a range of homebuilders through our offsite fabrication network and install business, which address labor availability challenges and speed time to build

Customer Segment Value Proposition

- **National** – Leader in overall scale and offsite manufacturing across an aligned, nationwide footprint that matches to the builder need in our markets
- **Regional** – Leveraging our 1,800+ outside sellers to maintain relationships and strengthen builder capabilities
- **Custom** – Local coverage and expertise to support higher-touch custom homes and enhance builder image
- **Pro Remodeling** – Inside and outside sales bolster remodelers via dedicated locations and services in key markets
- **Multi-Family** – Value-added network provides footprint to deliver our best-in-class design capabilities and capacity to go where Multi-Family builders go

BFS BENEFITS

- Value-Added Growth Mix Improvement
- Margin Improvement
- Share Growth

Driving Meaningful Growth Through Commercial Excellence and Operational Efficiency

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Key Takeaways

1

Leveraging largest sales organization and offsite manufacturing network in industry to deepen customer relationships and drive long-term revenue growth

2

Improving data-driven sales process with continuous improvement mindset to elevate commercial excellence

3

Strengthening relationships with homebuilders to solidify industry leadership and capture incremental market share

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Accelerating Industry- Leading Digital Offerings TIM PAGE • EVP, Digital Solutions I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 61

Key Messages Significant progress on our digital journey, delivering on 1 our commitments to customers and shareholders Continued industry leadership, providing cutting-edge 2 digital solutions with a relentless focus on customer success and value to empower the next generation of homebuilding Strong commitment to value creation, achieving 3 meaningful progress toward goal of $1B in incremental product revenue by 2026 I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 62

Creating a Better Way to Build as Demand for Modern, Digital Solutions Continues to Grow

Addressing industry pain points…	…with industry-leading digital solutions…	…to become the premier partner for builders and suppliers

- Lengthy design cycle remains static in 2D blueprints
- Offline information storage results in misunderstanding of project timeline and cost
- Ongoing change requests result in an inefficient job site

- ☑ Streamlined design in a dynamic, 3D digital model
- ☑ Online collaboration provides stakeholder alignment and visibility throughout the project
- ☑ Seamless connection from design through material procurement and construction

Increase Wallet Share with Existing Customers	Driving **$1B** Incremental Product Revenue by 2026
Grow Market Share with New Customers	
Expand across other Builder Segments	
Expand Shoppable Product Catalog	

Transforming the Industry for Current and Next Generation of Homebuilders

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Digital Platform Expected to Fuel Long-Term Growth

Laid Out a Bold Plan at 2021 Investor Day…	…and Continue to Set the Pace for the Industry

KEY ACCOMPLISHMENTS

- ✓ Introduced myBLDR.com customer portal, hub for greater functionality and improved user interface
- ✓ Expanded 2D and 3D modeling and estimation capabilities, with ~25K automated takeoffs from customer plans on Paradigm technology in full year 2023 (+220% year-over-year[1])
- ✓ Deployed Digital Twin technology and 3D Home Configure pilot
- ✓ Set the stage for sales and operations adoption

FOREFRONT OF DIGITAL TRANSFORMATION

- ✓ Industry leader; 3-5-year head start vs. competitors
- ✓ ~2-year head start on customer adoption
- ✓ Continuing to expand the digital solutions portfolio
- ✓ Delivering new capabilities that competitors don't offer
- ✓ Customer-centric focus with strong relationships upstream and downstream

Building on Our Vision to Digitize the Industry

[1] Represents the year-over-year change in automated takeoffs on a year-to-date basis as of November 2023.

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Driving Value for Key Stakeholders Through Distinct Competitive Advantages

Value for Key Stakeholders

HOMEBUYER

Improved homebuying experience, design choices, understanding of cost implications, and ability to store construction documents

HOMEBUILDER

Competitive advantage in the selling process, shorter design cycle / reduced costs, construction efficiencies, and supplier / trade connectivity

INTEGRATED SUPPLY PARTNERS

Lower cost channel, extended reach to potential homebuyers, operational efficiencies, and improved business insights

Competitive Advantages

- **Scale and market position** to reach a fragmented customer base
- **~4K sales team** with direct and trusted homebuilder relationships
- Well-positioned early in value chain with **planning and design services**
- **Technical knowledge** spanning construction process
- **Unmatched distribution platform** with required supply partnerships
- Aspiration for digital transformation with **access to capital**

Capitalizing on Scale to Drive Innovation and Transformation

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Three Pillars of Our Digital Strategy

Technology

Delivering digital tools to transform homebuilding

Adoption

Helping customers accelerate their digital journey

Growth

Extending market leadership to drive revenue growth

Increased Confidence to Achieve $1B in Incremental Revenue by 2026

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Expanding Digital Solutions to Deliver End-to-End Capabilities – Establishing New 3D Digital Channel

Current Industry Model





Best in our space at leveraging current industry practices to fulfill homebuilder product requirements

Future State: Our New 3D Digital Channel

Semi-Automated 2D Estimating within a Collaboration Platform – myBLDR.com



Use technology to improve homebuilder value and service, create location productivity and value chain collaboration

3D Modeling Within a “Shoppable Digital Twin Experience”


Home Configure
3D Digital Twin & Take-off
Product Catalog

Merging of technologies provides a new 3D channel for working with BFS that will also integrate with structural design

Expansion to a Whole House Take-Off with Access to a Homebuilding Marketplace



Improves homebuilder cost and timeline transparency by expanding our 3D take-off to all materials required to build a home

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Digital Tools Solve Homebuilder Pain Points

TAKE BUILDING FROM
NOW TO NEXT



2D PLAN
PARADIGM ESTIMATE
3D DIGITAL TWIN
Framing
Truss
MEPs

Deploy Technologies that Create Significant Value for Homebuilders



myBLDR
HOME PLAN LIBRARY
DRAFTING
Builders FirstSource
DIGITAL TOOLS
RENDER
BUILD OPTIMIZE
HOME CONFIGURE

Offer Customers More Control Over Design, Saving Both Customers and Their Clients Time and Money

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Significant Progress on Our myBLDR.com Platform

- Access point for delivering our Digital Tools in a collaborative customer experience
- With continued development, we will connect a homebuilder's processes within one platform
  - ✓ Plan intake and mark-up
  - ✓ Ability to make structural and finish selections
  - ✓ Review frame walk with trade partners
  - ✓ Request an estimate across all BFS categories
  - ✓ Review quotes, purchase material, and track orders
  - ✓ Set the schedule, aligning material receipt and labor
  - ✓ View BFS invoices and track full project cost


Demo Builder
Documents
Configure
Build
Materials
Schedule
Budget
Crews
Aspen Elevation A
Exterior
Main Siding
Main Siding Color
Accent Siding
Roof
Cancel
Save
Capture Snapshot


Documents
Configure
Build
Materials
Schedule
Budget
Crews

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Customer Testimonial Video I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 70

Signs that Digital Adoption is Taking Hold

Adoption Drivers

myBLDR

- Expand adoption across leadership team
- Track progress through area scorecards
- Host digital "roadshows" to raise awareness; invest in local markets
- Collaborate with Customer Advisory Group

~5K
NEW PLANS ADDED myBLDR.com

~5K
UNIQUE USERS PER MONTH in myBLDR.com

~25K
AUTOMATED TAKE-OFF ESTIMATES COMPLETED YEAR-TO-DATE

$200M
2024E INCREMENTAL PRODUCT REVENUE

~30%
SALES FORCE TRAINED TO SELL DIGITAL TOOLS BY YEAR END

3D
Home Configure Pilot
ACCESSIBLE VIA myBLDR.com

myBLDR.com Next-Gen Customer Portal

- Access point for delivering Digital Tools and more collaborative customer experience
- With continued development, will be able to connect homebuilder's processes within one easy-to-use platform

Growing Need for Digital Solutions Driving Increased Customer Adoption

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Case Study | Early Technology Adoption

Construction Trade Challenges

- Need to address where trade tools were inconsistent with job requirements
- Stress on trade activity has been elevated over last 3 years due to labor shortages and supply chain constraints
- Inability to align stakeholders on a single platform

Front Light Building x BFS Digital Tools


Home Configure
Render
Virtual Tour
BIM Preview

- **At forefront of construction industry innovation** connecting design tools to the jobsite seamlessly
- **Revolutionizing how customers see their new homes** come to life by letting them see and experience the Digital Twin and house in 3D
- **Co-developed digital "construction"** in 3 simple steps
  1. Start with a 2D plan
  2. Create a digital twin and receive cost estimates
  3. Utilize 3D visualization technology prior to construction

Outcomes

- ✓ **Better quality**
- ✓ **Cost efficiency**
- ✓ **Reduced cycle time**
- ✓ **Take-off accuracy**
- ✓ **Waste reduction**
- ✓ **Customer satisfaction** ("see" your dream home)
- ✓ **Greater confidence between builders, suppliers, trades, and homebuyers**

Where Smart Technology Meets Smart Building

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Growth: Monetizing Digital Assets to Increase Profitability

Connecting the Dots…

- Enhance Existing Customer Stickiness
- Grow Market Share with New Customers
- Expand Shoppable Product Catalog
- Deliver Fee-Based Digital Solutions

…to Deliver Exceptional Value

- Comprehensive customer solutions
- Industry-leading innovation
- Consistent shareholder value creation
- Sustainable, above-market growth rates

Industry Leadership Drives Consistent Shareholder Value Creation

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Interview with an Early Technology Adopter TIM PAGE • EVP, Digital Solutions MATT GREEN • President & CEO, Front Light Building I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 74

Key Takeaways

1

Significant progress on our digital journey, **delivering on our commitments to customers and shareholders**

2

Continued industry leadership, providing cutting-edge digital solutions with a relentless focus on customer success and value to empower the next generation of homebuilding

3

Strong commitment to value creation, **achieving meaningful progress toward goal of $1B in incremental product revenue by 2026**

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Financial Excellence and Long-Term Targets PETER JACKSON • Chief Financial Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 76

Key Messages Proven track record of execution and exceptional 1 financial results Continuous focus on margin expansion and 2 robust cash flow generation Fortress balance sheet fuels clear capital allocation 3 priorities to compound value for all stakeholders Well-positioned for profitable growth as we 4 continue to lead the industry I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 77

Strong Historical Financial Performance and Margin Growth 1 Sales ($B) Adj. EBITDA ($B) 12% CAGR (2019-2023E) 37% CAGR (2019-2023E) $22.7 7.7% 8.7% 11.2% 13.1% 13.5% $19.9 $5.0 $4.4 $17.0 $4.2 $0.6 $3.1 $2.1 $12.8 $2.8 $10.9 $0.3 $0.6 $1.3 $17.7 $16.4 $15.7 $12.5 $1.1 $11.5 $0.8 $2.3 $2.2 $1.8 $0.9 $1.1 ($0.6) ($0.1) 3 3 2019 2020 2021 2022 2023E 2019 2020 2021 2022 2023E SF Starts 888K 991K 1,127K 1,005K ~925K 1 2 Base Business Single Family Housing Starts (000s) Commodity <>$400mbf Adj. EBITDA Margin on Base Business CAGR Delivering Exceptional Results With or Without Commodity Impact 1 Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See the non-GAAP Financial Measures slide in this presentation for a definition thereof and a discussion of certain 2 3 matters regarding non-GAAP guidance. Source: U.S. Census and Freddie Mac, Evercore ISI Research, management estimates. 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. * Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 78

Solid Progress Against Base Business Targets

	2021-2025E Targets *(Announced at Dec. 2021 Investor Day)*	Progress to Date (2021-2023E[1])
Revenue ($B)	~10% CAGR	~3% CAGR
Adjusted EBITDA ($B)	~15% CAGR	~13% CAGR
Adjusted EBITDA Margin (Annual Expansion)	~50 bps	~115 bps
Adjusted EPS	~30% CAGR	~45% CAGR

Compounding Strong Financial Results in a Lower Starts Environment

[1] 2023 estimate as provided on Q3 2023 earnings call on 11/1/23.
* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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Positioned to Outperform in All Market Scenarios

Optionality to Manage Across Environments

Weaker Economy

- ✓ Manage fixed costs and overhead
- ✓ Right-size network and optimize capacity across plants and yards
- ✓ Accelerate productivity projects
- ✓ Moderate CapEx where appropriate
- ✓ Opportunistically capture market share

Stronger Economy

- ✓ Accelerate digital and technology transformation
- ✓ Identify and accelerate strong ROI projects
- ✓ Utilize excess FCF to increase share repurchases
- ✓ Leverage cost discipline to capitalize on economies of scale and expand margins

Ongoing Actions

Efficient capacity utilization and footprint optimization	Balance need for variable cost reduction and future capacity	Strong cash flow generation and focused capital expenditures	Working capital closely aligned to demand signals

BFS ADVANTAGES

- Industry-Leading Scale
- Operational Excellence
- Significant FCF Generation
- Fortress Balance Sheet

Multiple Levers to Further Compound Value for All Stakeholders

* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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Strong Cash Flow Generation and Disciplined Working Capital Management

High Cash-Generating Business

- Low CapEx requirement: 1.5% to 2% of sales
- Release large amount of working capital that flexes with the size of the top line: ~10% incremental and decremental to sales
- Cash conversion is generally around two-thirds of Adjusted EBITDA or 100% of Adjusted Net Income on the Base Business

Substantial FCF ($B) & Adj. Net Income (%)



$3.3
$1.8 - $2.0
$1.5
$0.3
49%
76%
105%
101%
2020PF
2021
2022
2023E 1
Free Cash Flow
Adj. Net Income

Effective Capital Allocation

- Strong FCF provides financial flexibility and multiple paths for capital deployment
- Support growth both organically and strategic tuck-in acquisitions
- Ongoing and disciplined repurchases at attractive long-term cost basis

Robust FCF Generation Creates Shareholder Value

[1] 2023 estimate as provided on Q3 2023 earnings call on 11/1/23..
* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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Fortress Balance Sheet and Liquidity Provide Financial Resilience Weighted Average Debt Maturity Low Net Leverage Profile 1 of ~7 Years ($B) 4.2x $2.0 $1.8 3.1x 5.3% 2.5x Avg. Rate (as of 11/21/23) 1.4x 1.3x 1.3x 1.3x $0.5 1.0x 0.7x 0.8x ~$0.2 2 2017 2018 2019 2020PF 2021 2022 2023E 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 ABL Senior Notes Base Business Leverage 1 Excludes finance leases and other finance obligations. Solid shading on ABL reflects forecast at year-end 2023. 2032 balance includes $1.3B of 4.25% and $0.7B of 6.375% notes. 2 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 82

Capital Allocation Continues to Drive Value Creation Consistent Capital 1 2022-2023E Deployed: $6.1B Allocation Priorities 1. Maintain Strong Balance Sheet $0.8B 2022-2025E ▪ Target Base Business leverage ratio $0.9B of 1.0x to 2.0x Deployable 2. Organic Growth Capital Goal ▪ Drive productivity and growth with growth investments ~41% $7B-$10B $4.4B Shares Repurchased from 3. Inorganic Growth Announced at Dec. 2021 August 2021 through Q3 2023 ▪ Pursue margin accretive deals with Investor Day strategic, tuck-in M&A 4. Return Capital to Shareholders Cumulative (Since 12/31/21)▪ Continue opportunistic share Share Repurchases Tuck-in M&A Organic Growth repurchases On Track to Deliver Deployable Capital Goal by 2025 1 2 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. Deployable capital includes Organic Growth, which is inclusive of capital expenditures. Target assumes 1.0x to 2.0x Base Business leverage ratio. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 83

Clear and Strategic Approach to Tuck-in M&A

STRATEGIC FILTERS

1 Fit
- Growth mindedness
- Cultural alignment
- Key leaders aligned

2 Product
- Value add / specialty (e.g., Components, Millwork, Install)
- Lumber only as an add-on or foundation for growth (i.e., leader)

3 Size
- Advance leadership position in desirable geographies
- Enhance relative market strength (RMS) in key products

FINANCIAL CRITERIA

IRR > Cost of Capital

Clear Synergy Opportunities

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Strong Track Record of Disciplined M&A Since 2021 DRIVING STRONG OPERATIONAL AND FINANCIAL BENEFITS Specialty Building ~45% ~51% Products & Services Value- Value- 19% 20% 24% 24% Key Impacts Added Added 6% Lumber & Lumber Product Product Q4 Sheet Goods Growth in Mix Mix 2023E ▪ Continue to leverage M&A 2021 Value Added Windows, Doors 25% as an accelerator of our Products 25% 36% & Millwork 27% growth strategy Manufactured Products ▪ Fill in market gaps ▪ Explore end markets / 19% 20% Single-Family service expansion 7% Multi-Family 6% Q4 Growth in ▪ Optimize buy vs. build 2023E 13% 2021 Repair & Multi-Family capabilities (i.e., Greenfield) 67% as % of Mix Remodel/Other 75% Successful Acquisitions 14 Completed Since 2021 Investor Day Disciplined M&A Playbook Driving Strong Returns I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 85

New 2026E Base Business Targets

	NEW 2024E-2026E TARGETS	KEY DRIVERS
Revenue	~9% CAGR	▪ Low- to mid-single-digit market growth ▪ Grow top-line faster than market as Single-Family returns to 1.1M starts ▪ Digital ramp up and value-added products expansion ▪ Continued tuck-in M&A
Adj. EBITDA	~12% CAGR	▪ Favorable value-added product mix ▪ Merger synergies ▪ Operational and commercial excellence ▪ Increased operating leverage
Adj. EBITDA Margin	~30 bps Expansion Annually	
Adj. EPS	~17% CAGR	▪ Organic and ongoing in-organic growth ▪ Ongoing share buybacks ▪ Leverage of 1.0x to 2.0x

Deployable Capital[1] of $5.5B to $8.5B from 2024E to 2026E

[1] Deployable capital includes Organic Growth, which is inclusive of capital expenditures. Target assumes 1.0x to 2.0x Base Business leverage ratio.
* Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures.

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1 Base Business Net Sales Bridge ($B) $1.2-$1.4 $21.2-$21.8 $2.0-$2.2 $1.6-$1.8 $16.4 >150 bps of Annual Above Market Growth ▪ Digital Investments ▪ Product Initiatives ▪ Additional Market Share Capture 2 ~9% Base Business Revenue CAGR Target from 2024E through 2026E 1 Estimate assumes $400/mbf lumber & sheet good pricing. 2 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 87

1 Base Business Adjusted EBITDA Bridge ($M) $150-$200 $3,000-$3,200 $150-$200 $300-$350 $200-$250 $2,200 30-33% Long-term Normalized 3 Gross Margins 2 ~12% Base Business Adjusted EBITDA CAGR Target from 2024E through 2026E 1 2 3 Estimate assumes $400/mbf lumber & sheet good pricing. 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. Assumes a Normalized Environment with Expected Single-Family Housing Starts of 1.0-1.1M. * Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 88

Allocating Capital to its Highest and Best Use

Organic Growth	Tuck-in M&A	Share Repurchases


~$1.0B
~$1.5B
~$3.0B-$6.0B

Organic Growth	Tuck-in M&A	Share Repurchases
Accelerate investments in digital and value-added products	Pursue tuck-in acquisitions to augment current capabilities and add market share	Ongoing and disciplined repurchases at attractive long-term cost basis

Deployable Capital[1] of $5.5B-$8.5B (2024E-2026E)

[1] Deployable capital includes Organic Growth, which is inclusive of capital expenditures. Target assumes 1.0x to 2.0x Base Business leverage ratio.

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Base Business[1] Adjusted EPS Bridge


$11.55
$1.00-$1.10
$1.65-$1.75
$0.95-$1.00
$0.95-$1.00
$2.10-$2.20
$18.20-$18.60
2023E[2]
Market Growth
Share Growth
M&A
Continuous Improvement
Share Buyback[3]
2026E

~17% Base Business Adjusted EPS CAGR Target from 2024E through 2026E

[1] Estimate assumes $400/mbf lumber & sheet good pricing. [2] 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. [3] Assumes $3B cumulative share buyback over three years, subject to Board approval; 1.0x leverage. * Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures. Adjusted Net Income per Diluted Share is defined as Adjusted Net Income divided by weighted average diluted common shares outstanding.

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Continue to Drive Long-Term Shareholder Value Creation Sales CAGR Adj. EBITDA CAGR Adj. EBITDA Margin Adj. EBITDA Margin 2023E EV / Adj. EBITDA 4 (2015 to 2023E) (2015 to 2023E) (2023E) Expansion vs. Peers (2015 to 2023E) 18.5% 16.5x 15.9% 39% 1,026 bps 26% 8.6x 7.7x 7.0% 15.7% 13.5% 10.8% 305 bps 8% 90 bps BLDR Building BLDR Building BLDR Building BLDR Building Building Base Products Industrial Base Products Industrial Base Products Industrial Base Products Industrial Products Industrial 1 2 3 1 2 3 1 2 3 1 2 3 2 3 Business Distributors Distributors Business Distributors Distributors Business Distributors Distributors Business Distributors Distributors BLDR Distributors Distributors 1 2 Source: FactSet. Note: 2023 estimate as provided on Q3 2023 earnings call on 11/1/23. Estimate assumes $400/mbf lumber & sheet good pricing. Building Products Distributors represent median 3 4 values for IBP, GMS, BECN and SITE. Industrial Distributors represent median value for FAST, GWW, MSM and WSO. Source FactSet. Multiples based on Enterprise Value as of 11/9/2023. * Non-GAAP financial measures; see Appendix for reconciliations to the most directly comparable GAAP financial measures. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 91

Key Takeaways

1

Proven track record of **execution and exceptional financial results**

2

Continuous focus on **margin expansion** and **robust cash flow generation**

3

Fortress balance sheet fuels clear capital allocation priorities to **compound value for all stakeholders**

4

Well-positioned for profitable growth as we continue to lead the industry

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Closing Remarks DAVE RUSH • President & Chief Executive Officer I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 93

Builders FirstSource Investment Thesis

1. **Creating opportunity by addressing builder problems** and **delivering value-added products and solutions across cycles**; strong track record and experienced management team

2. **Investing for growth through new digital innovations and building science** that will deliver greater efficiency across homebuilding and enhance product and service offerings



-TEAM
OPERATING SYSTEM
BUILDING PEOPLE
BUILDING EXCELLENCE
BUILDING GROWTH
Team Engagement
Operations Excellence
Cost Productivity
Commercial Excellence
Mergers & Acquisitions
Innovation
Core Growth
Environmental Safety
Training & Development

3. Leveraging **robust FCF generation** from resilient business model and broad product portfolio to fuel **disciplined capital deployment**

4. Executing our profitable growth strategy and **compounding long-term shareholder value**

2024E to 2026E
Base Business Targets

~9%	Revenue CAGR
~12%	Adj. EBITDA CAGR
~30 bps	Adj. EBITDA Margin Expansion Annually
~17%	Adj. EPS Growth CAGR



Deployable Capital[1] of
$5.5B to $8.5B
from 2024E to 2026E

1 Deployable Capital includes Organic Growth, which is inclusive of capital expenditures. Target assumes 1.0x to 2.0x Base Business leverage ratio.
* Non-GAAP financial measures; see Appendix for reconciliation to the most directly comparable GAAP financial measures.

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Q&A I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 95

APPENDIX Non-GAAP Reconciliations I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 96

Non-GAAP to GAAP Reconciliation Tables

BUILDERS FIRSTSOURCE, INC. AND SUBSIDIARIES
Reconciliation of Adjusted Non-GAAP Financial Measures to their GAAP Equivalents
(unaudited)

(in millions)	(Pro Forma) Fiscal Year 2019	(Pro Forma) Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Nine Months Ended September 30, 2023
Reconciliation to Adjusted EBITDA:					
GAAP net income	$ 331.7	$ 484.8	$ 1,725.4	$ 2,749.4	$ 1,189.9
Acquisition and related expense	8.3	50.0	118.0	47.8	26.9
Technology implementation expense	11.8	-	7.9	29.0	51.6
Debt issuance and refinancing cost [1]	-	29.4	8.1	27.4	0.7
Amortization expense	34.1	42.2	358.1	302.6	252.9
Tax-effect of adjustments to net income	(13.0)	(29.2)	(118.1)	(97.6)	(79.7)
Adjusted net income	$ 372.9	$ 577.2	$ 2,099.4	$ 3,058.6	$ 1,442.3
Weighted average diluted common shares	184.4	207.0	203.5	163.5	130.7
Diluted adjusted net income per share:	$ 2.02	$ 2.79	$ 10.32	$ 18.71	$ 11.03
Reconciling items:					
Depreciation expense	$ 138.1	$ 155.4	$ 189.3	$ 194.6	$ 163.2
Interest expense, net	128.7	128.6	127.8	171.0	145.3
Income tax expense	110.6	177.5	644.2	920.1	430.4
Stock compensation expense	24.7	33.0	25.0	31.3	35.5
Other management-identified adjustments [2]	2.1	0.2	(25.4)	1.0	(2.9)
Adjusted EBITDA	$ 777.1	$ 1,071.9	$ 3,060.3	$ 4,376.6	$ 2,213.8
Adjusted EBITDA margin	*7.1%*	*8.4%*	*15.4%*	*19.3%*	*17.1%*

(1) Costs associated with issuing and extinguishing long term debt in 2021 and 2022.
(2) Primarily relates to severance, gain on sale of assets, and other one-time costs.

(in millions)	(Pro Forma) Fiscal Year 2019	(Pro Forma) Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Nine Months Ended September 30, 2023
Free Cash Flow					
Operating activities	$ 750.0	$ 467.5	$ 1,743.5	$ 3,599.2	$ 1,695.2
Less: Capital expenditures, net of proceeds	(190.8)	(181.2)	(214.3)	(329.5)	(333.0)
Free cash flow	$ 559.2	$ 286.3	$ 1,529.2	$ 3,269.7	$ 1,362.2

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SPEAKER BIOS I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 98

Speaker Bios DAVE RUSH • Chief Executive Officer Dave Rush is the chief executive officer of Builders FirstSource. Prior to his appointment, Mr. Rush served as executive vice president of the Strategic Management Office (SMO). In this role, he was responsible for developing processes to prioritize, coordinate, and manage corporate and field initiatives to help deliver the company’s long-term strategy and provide better value to our team members and other stakeholders. Mr. Rush also previously held the title of executive vice president of Builders First Source’s Integration Management Office (IMO), where he partnered with the executive leadership team, senior management, and field leaders to build key processes to efficiently integrate BMC and Builders FirstSource and captured value opportunities related to the merger. Mr. Rush started his career with BFS in 1999 with the acquisition of Pelican Companies, where he was vice president of finance. In 2003, he moved into operations as area vice president for South Carolina, North Carolina, and Tennessee until 2015. Mr. Rush was instrumental in the acquisition of ProBuild as the legacy Builders FirstSource Senior Integration Leader through 2017. He also served as SVP of strategy and business development, overseeing merger and acquisition work, business line reviews, and other special projects, and as COO of Builders FirstSource’s eastern division. Mr. Rush earned his bachelor’s in accounting from the University of North Carolina at Chapel Hill. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 99

Speaker Bios



PETER JACKSON • Chief Financial Officer

Peter Jackson is chief financial officer of Builders FirstSource. He is responsible for accounting and controls, financial planning and analysis, investor relations, treasury, tax, mergers & acquisitions, and information technology. Prior to the merger of Builders FirstSource and BMC, Mr. Jackson served as the Builders FirstSource Chief Financial Officer.

Mr. Jackson brings over 25 years of global financial management experience. He came to Builders FirstSource from Lennox International, Inc., where he served as the Global Refrigeration Segment CFO, the VP of finance – FP&A and M&A, and Heating & Cooling Segment CFO from 2007 – 2016. Before joining Lennox, Mr. Jackson held multiple financial leadership positions at large scale manufacturing businesses including SPX Corporation, General Electric, and Gerber Scientific after starting his career in public accounting. He serves on the advisory board for Dedman Law's Rowling Center for Business Law & Leadership at Southern Methodist University.

Mr. Jackson earned his bachelor's degree in business administration from Bryant University. He holds a master's in business administration from Rensselaer Polytechnic Institute.

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Speaker Bios



STEVE HERRON • Chief Operating Officer

Steve Herron is chief operating officer of Builders FirstSource. He is responsible for overseeing the performance and day-to-day operational and administrative functions of the company. Prior to this appointment, Mr. Herron served as president of Builders FirstSource's eastern division. Following the merger of Builders FirstSource and BMC Stock Holdings, Mr. Herron served as SVP of operations for Builders FirstSource's Gulf-South Region.

Before joining BFS, Mr. Herron held the title of SVP of operations for ProBuild Holdings from 2011 to 2015, where he was responsible for all locations in the southeastern United States. Prior to that, he served as SVP for HD Supply Holdings and oversaw the lumber and building materials (LBM) division. He also assisted in the sale of the LBM Division to ProBuild in May of 2008. Mr. Herron has over 38 years of experience in the building products industry and has held senior management roles at Home Depot, Lowe's, and Williams Brothers Lumber.

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Speaker Bios



TIM JOHNSON • EVP, Legal, Safety, and ESG

Tim Johnson is executive vice president, general counsel, and corporate secretary of Builders FirstSource. He is responsible for legal, compliance, ethics, corporate governance, mergers and acquisitions, real estate, intellectual property, litigation, and risk management for the company. Prior to the merger of Builders FirstSource and BMC, Mr. Johnson served as executive vice president, general counsel, and corporate secretary of BMC.

Mr. Johnson brings over 15 years of private and corporate legal experience to the company. He previously served as senior vice president and general counsel of Ply Gem, a leading manufacturer of building products based in Cary, North Carolina. Prior to joining Ply Gem in 2008, Mr. Johnson was vice president and regional counsel of Arysta LifeScience, a global agriculture company specializing in crop protection and life science brands, from 2006 to 2008. Previously, Mr. Johnson was an attorney with the international law firms of Hunton Andrews Kurth and Wilson Sonsini Goodrich & Rosati.

Mr. Johnson holds a Bachelor of Arts in biology from Taylor University and a Juris Doctor from Duke University School of Law.

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Speaker Bios



AMY BASS MESSERSMITH • Chief People Officer

Amy Bass Messersmith is chief people officer of Builders FirstSource. She is responsible for collaborating with the executive team, senior management, and field leadership to ensure human resources works to meet the needs of our people and our business. Furthermore, Mrs. Messersmith is responsible for championing the Builders FirstSource core value of putting people first, building a culture that fuels strong business results and focusing on how the company attracts, develops, and retains the right talent.

Prior to joining Builders FirstSource, Mrs. Messersmith served as Chief Human Resources Officer for U.S. Anesthesia Partners. She has also held senior human resources positions at TDI Industries, Pizza Hut, Inc., PepsiCo, Inc., Frito Lay North America, PricewaterhouseCoopers, and Accenture Consulting. She serves on the Southern Methodist University CHRO Advisory Board, the SMU Cox School of Business Graduate Program Mentorship Board, and the Dallas CHRO Advisory Board. Mrs. Messersmith is also a member of the Dallas Executive Women's Roundtable and National HR Masterminds Group.

Mrs. Messersmith earned her Bachelor of Business Administration degree in management and human resources from Texas A&M University.

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Speaker Bios MIKE FARMER • President, Commercial Operations Mike Farmer is president of commercial operations at Builders FirstSource. He leads the company’s commercial efforts, including sales and national accounts, marketing, customer segment strategy, and innovation. In this role, Mr. Farmer is responsible for leading the implementation of commercial operations best practices to create sustainable growth and drive innovation through best in class manufacturing capabilities in components, millwork, and READY-FRAME®, while providing an exceptional customer experience. Mr. Farmer previously served as executive vice president of operational excellence, people and growth at BMC. Before that, he worked as the company’s senior vice president of human resources. Mr. Farmer joined Stock Building Supply in 2006, which merged with BMC in 2015, as a member of its human resources department. Prior to that, Mr. Farmer held a number of leadership positions at ATX-CoreComm. Mr. Farmer earned his bachelor’s degree from Hope College and master’s degree from Michigan State University, and he has completed executive development programs at the Wharton School of the University of Pennsylvania and at Harvard University. Mr. Farmer is also a notable leader of the NC Triangle Area Leukemia & Lymphoma Society. I N V E S T O R D A Y 2 0 2 3 – © B U I L D E R S F I R S T S O U R C E 104

Speaker Bios



TIM PAGE • EVP, Digital Solutions

Tim Page is executive vice president of digital solutions at Builders FirstSource. He is responsible for accelerating the company's digital journey and business results through developing technologies that create customer value and drive efficiency in residential homebuilding. Mr. Page has responsibility over our recent digital acquisitions to deliver innovative technology products that streamline the interaction of construction process participants.

Prior to the merger of Builders FirstSource and BMC, Mr. Page served as senior vice president of strategy and business development and SVP of integration at Builders FirstSource. He came to the company through the ProBuild, Inc. acquisition in 2015, where he served in a variety of executive roles, including SVP of strategy and technology and vice president of operations finance. He began his career at Honeywell, where he gained experience across multiple industries and held several executive level roles in finance, general management, and sales and marketing

Mr. Page earned his bachelor's degree in finance from Providence College.

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Speaker Bios



HEATHER KOS • SVP, Investor Relations

Heather Kos is senior vice president of investor relations for Builders FirstSource. She is responsible for broadening the reach of Builders FirstSource with investors and analysts to ensure they understand the value it holds, while working to attract new investors to the company's story.

Ms. Kos brings more than 20 years of investor relations experience, with extensive knowledge in finance and the investment community, having developed and implemented comprehensive investor relations programs for three Fortune 500 companies. She came to Builders FirstSource from Univar Solutions, where she served as vice president of investor relations and communications. Prior to that, she led investor relations and corporate communications for Ingredion and Navistar.

Ms. Kos earned her bachelor's from Michigan State University and MBA from DePaul University. She is a Certified Public Accountant (CPA) and an Investor Relations Charter holder. Additionally, she is an active member of the National Investor Relations Institute's Senior Roundtable and is chair of the Chicago National Institute of Investor Relations Chapter.

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